Exhibit 99.1

Sports Quest, Inc.

Consolidated Balance Sheet

As at March 31, 2021 (Unaudited)

	Notes	As at March 31, 2021 (Unaudited)	As at December 31, 2020 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	35,013	324
Accounts receivable	5	351	1,171
Prepaid expenses	6	199	1,329
Total Current Assets		35,563	2,824

Intangible assets - Allied / ECO	7	–	–
Total Assets		35,563	2,824

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	8	–	–
Notes payable - EPIC	9	–	–
Notes payable - RS	10	–	–
Notes payable - Tucker	11	–	–
Notes payable - JB	12	175,000	175,000
Wells Fargo Loan	13	–	–
Trade and other payables	14	150,751	118,012
Accrued expenses		520,000	520,000
Total Current Liabilities		845,751	813,012

Long-term debt - net of current portion	8	–	–
Total Liabilities		845,751	813,012

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		464,876	464,876
Accumulated deficit		(1,275,074)	(1,275,074)
Total Shareholders’ Equity		(810,188)	(810,188)

Total Liabilities and Equity		35,563	2,824

1

SportsQuest, Inc.

Consolidated Statement of Operations

For the three months ended March 31, 2021 and the year ended December 31, 2020 (Unaudited)

	For the three months ended March 31, 2021	For the year ended December 31, 2020
	($)	($)

REVENUE	61,466	173,795
COST OF GOODS SOLD	(41,797)	(83,421)

GROSS PROFIT	19,669	90,374

OPERATING EXPENSES

Selling, general and administrative expense	14,137	39,973

TOTAL OPERATING EXPENSES	14,137	39,973

OPERATING PROFIT / (LOSS)	5,532	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(5,532)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

2

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2021 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2021 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

Common stock issued during the year			–	–	–	–	–	–

Profit / (loss) for the period							–	–

As at March 31, 2021 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

3

Sports Quest, Inc.

Statement of Cash Flows

For the three months ended March 31, 2021 and the year ended December 31, 2020 (Unaudited)

	2021	2020
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	820	2,732
(Decrease) / increase in trade payables	32,739	27,283
(Decrease) / increase in accrued expenses	–	520,000
Decrease / (increase) in prepaid expenses	1,130	7,534
	34,689	557,549

Cash flow from operating activities	34,689	557,549

Cash flow from investing activities

Additions / disposal in intellectual properties	–	–
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	–	–

Cash flow from financing activities

Increase / (decrease) in long term debts	–	(613,658)
Issuance of share capital	–	–
Buy back of shares	–	–

Cash flow from financing activities	–	(613,658)

Increase/(decrease) in cash and cash equivalents	34,689	(56,109)

Cash and cash equivalents at beginning of the year	324	56,433

Cash and cash equivalents at end of the year	35,013	324

4

Sports Quest, Inc.

Notes to the Financial Statements

For the three months ended March 31, 2021 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

5

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)     Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

6

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

7

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

8

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$35,013

5	Accounts receivable

Opening balance	$1,171
Net movement during the period	(820)

Closing balance	$351

6.	Prepaid expenses

Opening balance	$1,329
Net movement during the period	(1,130)

Closing balance	$199

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Notes payable - PLS

Opening balance	$613,658
Net movement during the period	(613,658)

Closing balance	$–

9	Notes payable - EPIC

Opening balance	$–
Net movement during the period	–

Closing balance	$–

9

10	Notes payable - RS

Opening balance	$–
Net movement during the period	–

Closing balance	$–

11	Notes payable - Tucker

Opening balance	$–
Net movement during the period	–

Closing balance	$–

12	Notes payable - JB

Opening balance	$175,000
Net movement during the period	–

Closing balance	$175,000

13	Wells Fargo Loan

Opening balance	$–
Net movement during the period	–

Closing balance	$–

14	Trade and other payables

Opening balance	$118,012
Net movement during the period	32,739

Closing balance	$150,751

15	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

10

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2020 (Unaudited)

	Notes	As at December 31, 2020 (Unaudited)	As at December 31, 2019 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	324	56,433
Accounts receivable	5	1,171	3,903
Prepaid expenses	6	1,329	8,863

Total Current Assets		2,824	69,199

Intangible assets - Allied / ECO	7	–	–

Total Assets		2,824	69,199

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	8	–	67,502
Notes payable - EPIC	9	–	–
Notes payable - RS	10	–	–
Notes payable - Tucker	11	–	–
Notes payable - JB	12	175,000	175,000
Wells Fargo Loan	13	–	–
Trade and other payables	14	118,012	90,729
Accrued expenses		520,000	–

Total Current Liabilities		813,012	333,231

Long-term debt - net of current portion	8	–	546,156

Total Liabilities		813,012	879,387

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		464,876	464,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(810,188)	(810,188)

Total Liabilities and Equity		2,824	69,199

11

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2020 and 2019 (Unaudited)

	For the year ended December 31, 2020	For the year ended December 31, 2019
	($)	($)

REVENUE	187,471	173,795
COST OF GOODS SOLD	(127,481)	(83,421)

GROSS PROFIT	59,990	90,374

OPERATING EXPENSES

Selling, general and administrative expense	43,118	39,973

TOTAL OPERATING EXPENSES	43,118	39,973

OPERATING PROFIT / (LOSS)	16,872	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(16,872)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

12

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2020 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2020 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

Common stock issued during the year			–	–	–	–	–	–

Profit / (loss) for the period							–	–

As at December 31, 2020 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

13

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2020 and 2019 (Unaudited)

	2020	2019
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	2,732	(139)
(Decrease) / increase in trade payables	27,283	22,736
(Decrease) / increase in accrued expenses	520,000	–
Decrease / (increase) in prepaid expenses	7,534	(316)
	557,549	22,281

Cash flow from operating activities	557,549	22,281

Cash flow from investing activities

Additions / disposal in intellectual properties	–	180,000
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	–	180,000

Cash flow from financing activities

Increase / (decrease) in long term debts	(613,658)	(163,124)
Issuance of share capital	–	–
Buy back of shares	–	–

Cash flow from financing activities	(613,658)	(163,124)

Increase/(decrease) in cash and cash equivalents	(56,109)	39,157

Cash and cash equivalents at beginning of the year	56,433	17,276

Cash and cash equivalents at end of the year	324	56,433

14

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2020 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

15

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

16

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

17

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

18

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$324

5	Accounts receivable

Opening balance	$3,903
Net movement during the period	(2,732)

Closing balance	$1,171

6.	Prepaid expenses

Opening balance	$8,863
Net movement during the period	(7,534)

Closing balance	$1,329

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Notes payable - PLS

Opening balance	$613,658
Net movement during the period	(613,658)

Closing balance	$–

9	Notes payable - EPIC

Opening balance	$–
Net movement during the period	–

Closing balance	$–

19

10	Notes payable - RS

Opening balance	$–
Net movement during the period	–

Closing balance	$–

11	Notes payable - Tucker

Opening balance	$–
Net movement during the period	–

Closing balance	$–

12	Notes payable - JB

Opening balance	$175,000
Net movement during the period	–

Closing balance	$175,000

13	Wells Fargo Loan

Opening balance	$–
Net movement during the period	–

Closing balance	$–

14	Trade and other payables

Opening balance	$90,729
Net movement during the period	27,283

Closing balance	$118,012

15	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

20

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2019 (Unaudited)

	Notes	As at December 31, 2019 (Unaudited)	As at December 31, 2018 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	56,433	17,276
Accounts receivable	5	3,903	3,764
Prepaid expenses	6	8,863	8,547

Total Current Assets		69,199	29,587

Intangible assets - Allied / ECO	7	–	–
Investment in Zaboo Foods, Inc.	8	–	180,000

Total Assets		69,199	209,587

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	67,502	85,446
Notes payable - EPIC	10	–	–
Notes payable - RS	11	–	–
Notes payable - Tucker	12	–	–
Notes payable - JB	13	175,000	175,000
Wells Fargo Loan	14	–	–
Trade and other payables	15	90,729	67,993

Total Current Liabilities		333,231	328,439

Long-term debt - net of current portion	9	546,156	691,336

Total Liabilities		879,387	1,019,775

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		464,876	464,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(810,188)	(810,188)

Total Liabilities and Equity		69,199	209,587

21

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2019 and 2018 (Unaudited)

	For the year ended December 31, 2019	For the year ended December 31, 2018
	($)	($)

REVENUE	170,568	173,795
COST OF GOODS SOLD	(81,872)	(83,421)

GROSS PROFIT	88,696	90,374

OPERATING EXPENSES

Selling, general and administrative expense	39,231	39,973

TOTAL OPERATING EXPENSES	39,231	39,973

OPERATING PROFIT / (LOSS)	49,465	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(49,465)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

22

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2019 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2019 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

Common stock issued during the year			–	–	–	–	–	–

Profit / (loss) for the period							–	–

As at December 31, 2019 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

23

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2019 and 2018 (Unaudited)

	2019	2018
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	(139)	(134)
(Decrease) / increase in trade payables	22,736	18,946
Decrease / (increase) in prepaid expenses	(316)	(305)
	22,281	18,507

Cash flow from operating activities	22,281	18,507

Cash flow from investing activities

Additions / disposal in intellectual properties	180,000	–
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	180,000	–

Cash flow from financing activities

Increase / (decrease) in long term debts	(163,124)	(33,181)
Issuance of share capital	–	–
Buy back of shares	–	–

Cash flow from financing activities	(163,124)	(33,181)

Increase/(decrease) in cash and cash equivalents	39,157	(14,674)

Cash and cash equivalents at beginning of the year	17,276	31,950

Cash and cash equivalents at end of the year	56,433	17,276

24

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2019 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

25

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

26

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

27

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

28

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$56,433

5	Accounts receivable

Opening balance	$3,764
Net movement during the period	139

Closing balance	$3,903

6.	Prepaid expenses

Opening balance	$8,547
Net movement during the period	316

Closing balance	$8,863

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$180,000
Net movement during the period	(180,000)

Closing balance	$–

9	Notes payable - PLS

Opening balance	$776,782
Net movement in liabilities during the period	(163,124)
613,658

Less: current portion	(67,502)

Closing balance	$546,156

10	Notes payable - EPIC

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

29

11	Notes payable - RS

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

12	Notes payable - Tucker

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

13	Notes payable - JB

Opening balance	$175,000
Net movement in liabilities during the period	–

Closing balance	$175,000

14	Wells Fargo Loan

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

15	Trade and other payables

Opening balance	$67,993
Net movement in liabilities during the period	22,736

Closing balance	$90,729

16	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

30

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2018 (Unaudited)

	Notes	As at December 31, 2018 (Unaudited)	As at December 31, 2017 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	17,276	31,950
Accounts receivable	5	3,764	3,630
Prepaid expenses	6	8,547	8,242

Total Current Assets		29,587	43,822

Intangible assets - Allied / ECO	7	–	–
Investment in Zaboo Foods, Inc.	8	180,000	180,000

Total Assets		209,587	223,822

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	85,446	108,159
Notes payable - EPIC	10	–	–
Notes payable - RS	11	–	–
Notes payable - Tucker	12	–	–
Notes payable - JB	13	175,000	1,695
Wells Fargo Loan	14	–	–
Trade and other payables	15	67,993	49,047

Total Current Liabilities		328,439	158,901

Long-term debt - net of current portion	9	691,336	875,109

Total Liabilities		1,019,775	1,034,010

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		464,876	464,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(810,188)	(810,188)

Total Liabilities and Equity		209,587	223,822

31

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2018 and 2017 (Unaudited)

	For the year ended December 31, 2018	For the year ended December 31, 2017
	($)	($)

REVENUE	164,576	173,795
COST OF GOODS SOLD	(78,996)	(83,421)

GROSS PROFIT	85,580	90,374

OPERATING EXPENSES

Selling, general and administrative expense	37,853	39,973

TOTAL OPERATING EXPENSES	37,853	39,973

OPERATING PROFIT / (LOSS)	47,727	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(47,727)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

32

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2018 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2018 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

Common stock issued during the year			–	–	–	–	–	–

Profit / (loss) for the period							–	–

As at December 31, 2018 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

33

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2018 and 2017

	2018	2017
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	(134)	(130)
(Decrease) / increase in trade payables	18,946	15,789
Decrease / (increase) in prepaid expenses	(305)	(294)
	18,507	15,365

Cash flow from operating activities	18,507	15,365

Cash flow from investing activities

Additions / disposal in intellectual properties	–	350,000
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	–	350,000

Cash flow from financing activities

Increase / (decrease) in long term debts	(33,181)	(907,574)
Issuance of share capital	–	–
Buy back of shares	–	–

Cash flow from financing activities	(33,181)	(907,574)

Increase/(decrease) in cash and cash equivalents	(14,674)	(542,209)

Cash and cash equivalents at beginning of the year	31,950	574,159

Cash and cash equivalents at end of the year	17,276	31,950

34

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2018 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

35

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

36

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

37

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

38

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$17,276

5	Accounts receivable

Opening balance	$3,630
Net movement during the period	134

Closing balance	$3,764

6.	Prepaid expenses

Opening balance	$8,242
Net movement during the period	305

Closing balance	$8,547

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$180,000
Net movement during the period	–

Closing balance	$180,000

9	Notes payable - PLS

Opening balance	$983,268
Net movement in liabilities during the period	(206,486)
776,782

Less: current portion	(85,446)
Closing balance	$691,336

10	Notes payable - EPIC

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

39

11	Notes payable - RS

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

12	Notes payable - Tucker

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

13	Notes payable - JB

Opening balance	$1,695
Net movement in liabilities during the period	173,305

Closing balance	$175,000

14	Wells Fargo Loan

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

15	Trade and other payables

Opening balance	$49,047
Net movement in liabilities during the period	18,946

Closing balance	$67,993

16	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

40

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2017 (Unaudited)

	Notes	As at December 31, 2017 (Unaudited)	As at December 31, 2016 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	31,950	574,159
Accounts receivable	5	3,630	3,500
Prepaid expenses	6	8,242	7,948

Total Current Assets		43,822	585,607

Intangible assets - Allied / ECO	7	–	–
Investment in Zaboo Foods, Inc.	8	180,000	530,000

Total Assets		223,822	1,115,607

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	108,159	105,009
Notes payable - EPIC	10	–	–
Notes payable - RS	11	–	–
Notes payable - Tucker	12	–	935,816
Notes payable - JB	13	1,695	2,092
Wells Fargo Loan	14	–	–
Trade and other payables	15	49,047	33,258

Total Current Liabilities		158,901	1,076,175

Long-term debt - net of current portion	9	875,109	849,620

Total Liabilities		1,034,010	1,925,795

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		464,876	464,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(810,188)	(810,188)

Total Liabilities and Equity		223,822	1,115,607

41

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2017 and 2016 (Unaudited)

	For the year ended December 31, 2017	For the year ended December 31, 2016
	($)	($)

REVENUE	158,582	173,795
COST OF GOODS SOLD	(76,119)	(83,421)

GROSS PROFIT	82,463	90,374

OPERATING EXPENSES

Selling, general and administrative expense	36,474	39,973

TOTAL OPERATING EXPENSES	36,474	39,973

OPERATING PROFIT / (LOSS)	45,989	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(45,989)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

42

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2017 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2017 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

Common stock issued during the year			–	–	–	–	–	–

Profit / (loss) for the period							–	–

As at December 31, 2017 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

43

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2017 and 2016

	2017	2016
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	(130)	(125)
(Decrease) / increase in trade payables	15,789	13,157
Decrease / (increase) in prepaid expenses	(294)	(284)
	15,365	12,748

Cash flow from operating activities	15,365	12,748

Cash flow from investing activities

Additions / disposal in intellectual properties	350,000	470,000
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	350,000	470,000

Cash flow from financing activities

Increase / (decrease) in long term debts	(907,574)	(46,301)
Issuance of share capital	–	–
Buy back of shares	–	125,000

Cash flow from financing activities	(907,574)	78,699

Increase/(decrease) in cash and cash equivalents	(542,209)	561,447

Cash and cash equivalents at beginning of the year	574,159	12,712

Cash and cash equivalents at end of the year	31,950	574,159

44

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2017 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

45

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

46

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

47

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

48

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$31,950

5	Accounts receivable

Opening balance	$3,500
Net movement during the period	130

Closing balance	$3,630

6.	Prepaid expenses

Opening balance	$7,948
Net movement during the period	294

Closing balance	$8,242

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$530,000
Net movement during the period	(350,000)

Closing balance	$180,000

9	Notes payable - PLS

Opening balance	$954,629
Net movement in liabilities during the period	28,639
983,268

Less: current portion	(108,159)
Closing balance	$875,109

10	Notes payable - EPIC

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

49

11	Notes payable - RS

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

12	Notes payable - Tucker

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

13	Notes payable - JB

Opening balance	$2,092
Net movement in liabilities during the period	(397)

Closing balance	$1,695

14	Wells Fargo Loan

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

15	Trade and other payables

Opening balance	$33,258
Net movement in liabilities during the period	15,789

Closing balance	$49,407

16	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

50

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2016 (Unaudited)

	Notes	As at December 31, 2016 (Unaudited)	As at December 31, 2015 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	574,159	12,712
Accounts receivable	5	3,500	3,375
Prepaid expenses	6	7,948	7,664

Total Current Assets		585,607	23,751

Intangible assets - Allied / ECO	7	–	–
Investment in Zaboo Foods, Inc.	8	530,000	1,000,000

Total Assets		1,115,607	1,023,751

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	105,009	101,951
Notes payable - EPIC	10	–	54,517
Notes payable - RS	11	–	–
Notes payable - Tucker	12	935,816	954,914
Notes payable - JB	13	2,092	2,583
Wells Fargo Loan	14	–	–
Trade and other payables	15	33,258	20,101

Total Current Liabilities		1,076,175	1,134,066

Long-term debt - net of current portion	9	849,620	824,873

Total Liabilities		1,925,795	1,958,939

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		464,876	339,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(810,188)	(935,188)

Total Liabilities and Equity		1,115,607	1,023,751

51

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2016 and 2015 (Unaudited)

	For the year ended December 31, 2016	For the year ended December 31, 2015
	($)	($)

REVENUE	155,356	173,795
COST OF GOODS SOLD	(74,571)	(83,421)

GROSS PROFIT	80,785	90,374

OPERATING EXPENSES

Selling, general and administrative expense	35,732	39,973

TOTAL OPERATING EXPENSES	35,732	39,973

OPERATING PROFIT / (LOSS)	45,053	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(45,053)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

52

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2016 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2016 (Unaudited)	10,000	10	–	–	3,398,760,000	339,876	(1,275,074)	(935,188)

Common stock issued during the year			–	–	1,250,000,000	125,000	–	125,000

Profit / (loss) for the period							–	–

As at December 31, 2016 (Unaudited)	10,000	10	–	–	4,648,760,000	464,876	(1,275,074)	(810,188)

53

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2016 and 2015 (Unaudited)

	2016	2015
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	(125)	(120)
(Decrease) / increase in trade payables	13,157	10,964
Decrease / (increase) in prepaid expenses	(284)	(273)
	12,748	10,571

Cash flow from operating activities	12,748	10,571

Cash flow from investing activities

Additions / disposal in intellectual properties	470,000	–
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	470,000	–

Cash flow from financing activities

Increase / (decrease) in long term debts	(46,301)	(2,255)
Issuance of share capital	–	–
Buy back of shares	125,000	–

Cash flow from financing activities	78,699	(2,255)

Increase/(decrease) in cash and cash equivalents	561,447	8,316

Cash and cash equivalents at beginning of the year	12,712	4,396

Cash and cash equivalents at end of the year	574,159	12,712

54

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2016 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

55

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

56

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

57

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

58

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$574,159

5	Accounts receivable

Opening balance	$3,375
Net movement during the period	125

Closing balance	$3,500

6.	Prepaid expenses

Opening balance	$7,664
Net movement during the period	284

Closing balance	$7,948

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$1,000,000
Net movement during the period	(470,000)

Closing balance	$530,000

9	Notes payable - PLS

Opening balance	$926,824
Net movement in liabilities during the period	27,805
954,629

Less: current portion	(105,009)
Closing balance	$849,620

10	Notes payable - EPIC

Opening balance	$54,517
Net movement in liabilities during the period	(54,517)

Closing balance	$–

59

11	Notes payable - RS

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

12	Notes payable - Tucker

Opening balance	$954,914
Net movement in liabilities during the period	(19,098)

Closing balance	$935,816

13	Notes payable - JB

Opening balance	$2,583
Net movement in liabilities during the period	(491)

Closing balance	$2,092

14	Wells Fargo Loan

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

15	Trade and other payables

Opening balance	$20,101
Net movement in liabilities during the period	13,157

Closing balance	$33,258

16	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

60

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2015 (Unaudited)

	Notes	As at December 31, 2015 (Unaudited)	As at December 31, 2014 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	12,712	4,396
Accounts receivable	5	3,375	3,255
Prepaid expenses	6	7,664	7,391

Total Current Assets		23,751	15,042

Intangible assets - Allied / ECO	7	–	–
Investment in Zaboo Foods, Inc.	8	1,000,000	1,000,000

Total Assets		1,023,751	1,015,042

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	101,951	98,981
Notes payable - EPIC	10	54,517	59,909
Notes payable - RS	11	–	3,764
Notes payable - Tucker	12	954,914	974,402
Notes payable - JB	13	2,583	3,189
Wells Fargo Loan	14	–	–
Trade and other payables	15	20,101	9,137

Total Current Liabilities		1,134,066	1,149,382

Long-term debt - net of current portion	9	824,873	800,848

Total Liabilities		1,958,939	1,950,230

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		339,876	339,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(935,188)	(935,188)

Total Liabilities and Equity		1,023,751	1,015,042

61

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2015 and 2014 (Unaudited)

	For the year ended December 31, 2015	For the year ended December 31, 2014
	($)	($)

REVENUE	155,356	173,795
COST OF GOODS SOLD	(74,571)	(83,421)

GROSS PROFIT	80,785	90,374

OPERATING EXPENSES

Selling, general and administrative expense	35,732	39,973

TOTAL OPERATING EXPENSES	35,732	39,973

OPERATING PROFIT / (LOSS)	45,053	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(45,053)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

62

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2015 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2015 (Unaudited)	10,000	10	–	–	3,398,760,000	339,876	(1,275,074)	(935,188)

Preference shares revoked during the year			–	–			–	–

Profit / (loss) for the period							–	–

As at December 31, 2015 (Unaudited)	10,000	10	–	–	3,398,760,000	339,876	(1,275,074)	(935,188)

63

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2015 and 2014 (Unaudited)

	2015	2014
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	(120)	(116)
(Decrease) / increase in trade payables	10,964	9,137
Decrease / (increase) in prepaid expenses	(273)	(264)
	10,571	8,757

Cash flow from operating activities	10,571	8,757

Cash flow from investing activities

Additions / disposal in intellectual properties	–	–
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	–	–

Cash flow from financing activities

Increase / (decrease) in long term debts	(2,255)	(11,349)
Issuance of share capital	–	–
Buy back of shares	–	–

Cash flow from financing activities	(2,255)	(11,349)

Increase/(decrease) in cash and cash equivalents	8,316	(2,592)

Cash and cash equivalents at beginning of the year	4,396	6,988

Cash and cash equivalents at end of the year	12,712	4,396

64

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2015 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

65

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

66

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

67

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

68

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$12,712

5	Accounts receivable

Opening balance	$3,255
Net movement during the period	120

Closing balance	$3,375

6.	Prepaid expenses

Opening balance	$7,391
Net movement during the period	273

Closing balance	$7,664

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$1,000,000
Net movement during the period	–

Closing balance	$1,000,000

9	Notes payable - PLS

Opening balance	$899,829
Net movement in liabilities during the period	26,995
926,824

Less: current portion	(101,951)
Closing balance	$824,873

10	Notes payable - EPIC

Opening balance	$59,909
Net movement in liabilities during the period	(5,392)

Closing balance	$54,517

69

11	Notes payable - RS

Opening balance	$3,764
Net movement in liabilities during the period	(3,764)

Closing balance	$–

12	Notes payable - Tucker

Opening balance	$974,402
Net movement in liabilities during the period	(19,488)

Closing balance	$954,914

13	Notes payable - JB

Opening balance	$3,189
Net movement in liabilities during the period	(606)

Closing balance	$2,583

14	Wells Fargo Loan

Opening balance	$–
Net movement in liabilities during the period	–

Closing balance	$–

15	Trade and other payables

Opening balance	$9,137
Net movement in liabilities during the period	10,694

Closing balance	$20,101

16	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

70

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2014 (Unaudited)

	Notes	As at December 31, 2014 (Unaudited)	As at December 31, 2013 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	4,396	6,988
Accounts receivable	5	3,255	3,139
Prepaid expenses	6	7,391	7,127

Total Current Assets		15,042	17,254

Intangible assets - Allied / ECO	7	–	–
Investment in Zaboo Foods, Inc.	8	1,000,000	1,000,000

Total Assets		1,015,042	1,017,254

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	98,981	96,098
Notes payable - EPIC	10	59,909	65,834
Notes payable - RS	11	3,764	3,111
Notes payable - Tucker	12	974,402	994,288
Notes payable - JB	13	3,189	3,937
Wells Fargo Loan	14	–	11,652
Trade and other payables	15	9,137	–

Total Current Liabilities		1,149,382	1,174,920

Long-term debt - net of current portion	9	800,848	777,522

Total Liabilities		1,950,230	1,952,442

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	–
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		339,876	339,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(935,188)	(935,188)

Total Liabilities and Equity		1,015,042	1,017,254

71

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2014 and 2013 (Unaudited)

	For the year ended December 31, 2014	For the year ended December 31, 2013
	($)	($)

REVENUE	173,795	173,795
COST OF GOODS SOLD	(83,421)	(83,421)

GROSS PROFIT	90,374	90,374

OPERATING EXPENSES

Selling, general and administrative expense	39,973	39,973

TOTAL OPERATING EXPENSES	39,973	39,973

OPERATING PROFIT / (LOSS)	50,401	50,401

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(50,401)	(50,401)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

72

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2014 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2014 (Unaudited)	10,000	10	–	–	3,398,760,000	339,876	(1,275,074)	(935,188)

Preference shares revoked during the year			–	–			–	–

Profit / (loss) for the period							–	–

As at December 31, 2014 (Unaudited)	10,000	10	–	–	3,398,760,000	339,876	(1,275,074)	(935,188)

73

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2014 and 2013 (Unaudited)

	2014	2013
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	(116)	(3,139)
(Decrease) / increase in trade payables	9,137	–
Decrease / (increase) in prepaid expenses	(264)	(7,127)
	8,757	(10,266)

Cash flow from operating activities	8,757	(10,266)

Cash flow from investing activities

Additions / disposal in intellectual properties	–	–
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	–	–

Cash flow from financing activities

Increase / (decrease) in long term debts	(11,349)	(64,498)
Issuance of share capital	–	–
Buy back of shares	–	(100)

Cash flow from financing activities	(11,349)	(64,598)

Increase/(decrease) in cash and cash equivalents	(2,592)	(74,864)

Cash and cash equivalents at beginning of the year	6,988	81,852

Cash and cash equivalents at end of the year	4,396	6,988

74

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2014 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

75

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

76

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

77

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

78

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$4,396

5	Accounts receivable

Opening balance	$3,139
Net movement during the period	116

Closing balance	$3,255

6.	Prepaid expenses

Opening balance	$7,127
Net movement during the period	264

Closing balance	$7,391

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$1,000,000
Net movement during the period	–

Closing balance	$1,000,000

9	Notes payable - PLS

Opening balance	$873,620
Net movement in liabilities during the period	26,209
899,829

Less: current portion	(98,981)
Closing balance	$800,848

10	Notes payable - EPIC

Opening balance	$65,834
Net movement in liabilities during the period	(5,925)

Closing balance	$59,909

79

11	Notes payable - RS

Opening balance	$3,111
Net movement in liabilities during the period	653

Closing balance	$3,764

12	Notes payable - Tucker

Opening balance	$994,288
Net movement in liabilities during the period	(19,886)

Closing balance	$974,402

13	Notes payable - JB

Opening balance	$3,937
Net movement in liabilities during the period	(748)

Closing balance	$3,189

14	Wells Fargo Loan

Opening balance	$11,652
Net movement in liabilities during the period	(11,652)

Closing balance	$–

15	Trade and other payables

Opening balance	$–
Net movement in liabilities during the period	9,137

Closing balance	$9,137

16	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

80

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2013 (Unaudited)

	Notes	As at December 31, 2013 (Unaudited)	As at December 31, 2012 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	6,988	81,852
Accounts receivable	5	3,139	–
Prepaid expenses	6	7,127	–

Total Current Assets		17,254	81,852

Intangible assets - Allied / ECO	7	–	–
Investment in Zaboo Foods, Inc.	8	1,000,000	1,000,000

Total Assets		1,017,254	1,081,852

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	96,098	100,416
Notes payable - EPIC	10	65,834	72,345
Notes payable - RS	11	3,111	2,571
Notes payable - Tucker	12	994,288	1,014,580
Notes payable - JB	13	3,937	4,860
Wells Fargo Loan	14	11,652	9,710

Total Current Liabilities		1,174,920	1,204,482

Long-term debt - net of current portion	9	777,522	812,458

Total Liabilities		1,952,442	2,016,940

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		–	100
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		339,876	339,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(935,188)	(935,088)

Total Liabilities and Equity		1,017,254	1,081,852

81

Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2013 and 2012 (Unaudited)

	For the year ended December 31, 2013	For the year ended December 31, 2012
	($)	($)

REVENUE	173,795	153,665
COST OF GOODS SOLD	(83,421)	(73,759)

GROSS PROFIT	90,374	79,906

OPERATING EXPENSES

Selling, general and administrative expense	39,973	35,343

TOTAL OPERATING EXPENSES	39,973	35,343

OPERATING PROFIT / (LOSS)	50,401	44,563

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(50,401)	(44,563)
Impairment loss	–	–

PROFIT / (LOSS) BEFORE TAX	–	–

Taxes	–	–

NET PROFIT / (LOSS)	–	–

82

Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2013 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2013 (Unaudited)	10,000	10	100,000	100	3,398,760,000	339,876	(1,275,074)	(935,088)

Preference shares revoked during the year			(100,000)	(100)			–	(100)

Profit / (loss) for the period							–	–

As at December 31, 2013 (Unaudited)	10,000	10	–	–	3,398,760,000	339,876	(1,275,074)	(935,188)

83

Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2013 and 2012 (Unaudited)

	2013	2012
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	–

Adjustment for non cash charges and other items	–	–

	–	–
Changes in operating assets

Decrease / (increase) in account receivable	(3,139)	–
(Decrease) / increase in trade payables	–	–
Decrease / (increase) in prepaid expenses	(7,127)	–
	(10,266)	–

Cash flow from operating activities	(10,266)	–

Cash flow from investing activities

Additions / disposal in intellectual properties	–	675,000
Additions in property, plant and equipment	–	–
Additions in investments	–	–

Cash flow from / (used) in investing activities	–	675,000

Cash flow from financing activities

Increase / (decrease) in long term debts	(64,498)	(597,763)
Issuance of share capital	–	–
Buy back of shares	(100)	–

Cash flow from financing activities	(64,598)	(597,763)

Increase/(decrease) in cash and cash equivalents	(74,864)	77,237

Cash and cash equivalents at beginning of the year	81,852	4,615

Cash and cash equivalents at end of the year	6,988	81,852

84

Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2013 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

85

The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

86

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

87

3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

88

4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$6,988

5	Accounts receivable

Opening balance	$–
Net movement during the period	3,139

Closing balance	$3,139

6.	Prepaid expenses

Opening balance	$–
Net movement during the period	7 127

Closing balance	$7,127

7	Intangible assets - Allies/ECO

Opening balance	$–
Net movement during the period	–

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$1,000,000
Net movement during the period	–

Closing balance	$1,000,000

9	Notes payable - PLS

Opening balance	$912,874
Net movement in liabilities during the period	(39,254)
873,620

Less: current portion	(96,098)
Closing balance	$777,522

10	Notes payable - EPIC

Opening balance	$72,345
Net movement in liabilities during the period	(6,511)

Closing balance	$65,834

89

11	Notes payable - RS

Opening balance	$2,571
Net movement in liabilities during the period	540

Closing balance	$3,111

12	Notes payable - Tucker

Opening balance	$1,014,580
Net movement in liabilities during the period	(20,292)

Closing balance	$994,288

13	Notes payable - JB

Opening balance	$4,860
Net movement in liabilities during the period	(923)

Closing balance	$3,937

14	Wells Fargo Loan

Opening balance	$9,710
Net movement in liabilities during the period	1,942

Closing balance	$11,652

15	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

90

Sports Quest, Inc.

Consolidated Balance Sheet

As at December 31, 2012 (Unaudited)

	Notes	As at December 31, 2012 (Unaudited)	As at December 31, 2011 (Unaudited)
		($)	($)
ASSETS
Current Assets
Cash and cash equivalents	4	81,852	4,615
Accounts receivable	5	–	–
Prepaid expenses	6	–	–

Total Current Assets		81,852	4,615

Intangible assets - Allied / ECO	7	–	675,000
Investment in Zaboo Foods, Inc.	8	1,000,000	1,000,000

Total Assets		1,081,852	1,679,615

STOCKHOLDERS' EQUITY & LIABILITIES

Current Liabilities
Current portion of long term debts:
Notes payable - PLS	9	100,416	94,500
Notes payable - EPIC	10	72,345	79,500
Notes payable - RS	11	2,571	2,125
Notes payable - Tucker	12	1,014,580	1,428,986
Notes payable - JB	13	4,860	6,000
Wells Fargo Loan	14	9,710	8,092

Total Current Liabilities		1,204,482	1,619,203

Long-term debt - net of current portion	9	812,458	995,500

Total Liabilities		2,016,940	2,614,703

SHAREHOLDERS’ EQUITY

Preferred A Stock, $.0001 par value (1,200,000 Issued shares authorized)		10	10
Preferred B Stock, $.0001 par value (1,000,000 Issued shares authorized)		100	100
Common stock, $.0001 par value (4,000,000,000 Issued shares authorized)		339,876	339,876
Accumulated deficit		(1,275,074)	(1,275,074)

Total Shareholders’ Equity		(935,088)	(935,088)

Total Liabilities and Equity		1,081,852	1,679,615

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Sports Quest, Inc.

Consolidated Statement of Operations

For the years ended December 31, 2012 and 2011 (Unaudited)

	For the year ended December 31, 2012	For the year ended December 31, 2011
	($)	($)

REVENUE	153,665	81,058
COST OF GOODS SOLD	(73,759)	(26,491)

GROSS PROFIT	79,906	54,567

OPERATING EXPENSES

Selling, general and administrative expense	35,343	47,758

TOTAL OPERATING EXPENSES	35,343	47,758

OPERATING PROFIT / (LOSS)	44,563	6,809

OTHER INCOME / (EXPENSE)

Other income	–	–
Interest expense	(44,563)	(304,416)
Impairment loss	–	(620,000)

PROFIT / (LOSS) BEFORE TAX	–	(917,607)

Taxes	–	–

NET PROFIT / (LOSS)	–	(917,607)

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Sports Quest, Inc.

Statement of Shareholders' Equity

For the year ended December 31, 2012 (Unaudited)

	Series A - Preferred Stock		Series B - Preferred Stock		Common Stock		Accumulated Profit /
	Shares	Par	Shares	Par	Shares	Par	(Deficit)	Total
		($)		($)		($)	($)	($)

As at January 1, 2012 (Unaudited)	10,000	10	100,000	100	3,398,760,000	339,876	(1,275,074)	(935,088)

Preference shares issued during the year							–	–

Profit / (loss) for the period							–	–

As at December 31, 2012 (Unaudited)	10,000	10	100,000	100	3,398,760,000	339,876	(1,275,074)	(935,088)

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Sports Quest, Inc.

Statement of Cash Flows

For the years ended December 31, 2012 and 2011 (Unaudited)

	2012	2011
	($)	($)
Cash flow from operating activities

(Loss) / profit before income tax	–	(917,607)

Adjustment for non cash charges and other items	–	–

	–	(917,607)
Changes in operating assets

Decrease / (increase) in account receivable	–	–
(Decrease) / increase in trade payables	–	1,619,202
Decrease / (increase) in prepaid expenses	–	–
	–	1,619,202

Cash flow from operating activities	–	701,595

Cash flow from investing activities

Additions / disposal in intellectual properties	675,000	–
Additions in property, plant and equipment	–	(1,675,000)
Additions in investments	–	–

Cash flow from / (used) in investing activities	675,000	(1,675,000)

Cash flow from financing activities

Increase / (decrease) in long term debts	(597,763)	995,500
Issuance of share capital	–	–
Buy back of shares	–	(17,480)

Cash flow from financing activities	(597,763)	978,020

Increase/(decrease) in cash and cash equivalents	77,237	4,615

Cash and cash equivalents at beginning of the year	4,615	–

Cash and cash equivalents at end of the year	81,852	4,615

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Sports Quest, Inc.

Notes to the Financial Statements

For the year ended December 31, 2012 (Unaudited)

1	LEGAL STATUS AND OPERATIONS

SportsQuest, Inc. ("the Company") currently is a holding company focused on the acquisition of innovative products and services. The company has two operating entities Planet Eco Products and Zabo Foods, Inc.

The company acquired Planet Eco Products in 2010 which owns 45% of American Dream Communities, which owns two multi unit communities. The Company registered $1,500,000 in debt along with the transaction which bears high interest.

The company entered into a strategic relationship with Taking it Outside, LLC in 2011 which allowed for SPQS to acquire 28% of the company to include their Fielding line of products. Both parties have defaulted on the contract and are working on a hold harmless agreement to officially separate.

The company acquired Maize Pluss in 2011. The company signed a promissory note for $1,000,000 for the Maize Pluss and is currently in default of the note. Maize Pluss changed its name to Zabo Foods, Inc January 30, 2012. Zabo Foods, Inc is still an operating entity of the Company.

The company is evaluating a change to its business focus and evaluating both operating entities.

2	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern.

2.2	Accounting Convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern no adjustments have been made for any other outcome.

The company is currently in negotiations with current debt holders to satisfy terms for delinquent debt and seeking financing to continue our current business model. As of the date of these financial statements the company has not been successful in finding financing. There is no assurance that the company will find financing to continue our projects.

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The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business and to satisfy current delinquent debt. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The Company anticipates raising additional working capital through the issuance of debt and equity securities. The company anticipates doing a reverse split of its common stock.

Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

2.4	Critical accounting estimates and judgements

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i)       Provision for income tax (note - 3.1)

iii)      Stock based compensation (note - 3.12)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

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3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Accounts Receivable

Accounts receivable are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

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3.8	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.9	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.10	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the statement of operations.

3.11	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

3.12	Stock based compensation

The Company recognizes compensation expense for stock-based compensation in accordance with generally accepted accounting principles. For employee stock-based awards, fair value of the award on the date of grant is calculated using the Black-Scholes method and the quoted price of the Company's common stock for stock options and unrestricted shares respectively.

The Company recognizes expense over the service period for awards expected to vest.

In case of non-employee stock-based awards, fair value of the award on the date of grant is calculated in the same manner as employee awards. However, the awards are revalued at the end of each reporting period and the pro rata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date equals the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

The Black-Scholes option valuation model is used to estimate the fair value of the warrants or options granted. The model includes subjective input assumptions that can materially affect the fair value estimates. The model was developed for use in estimating the fair value of traded options or warrants. The expected volatility is estimated based on the most recent historical period of time equal to the weighted average life of the warrants or options granted.

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4	Cash and cash equivalents

This represents cash in hand and cash deposited in bank accounts (current) by the Company.

Cash	$81,852

5	Accounts receivable

Opening balance	$–
Net movement during the period	–

Closing balance	$–

6.	Prepaid expenses

Opening balance	$–
Net movement during the period	–

Closing balance	$–

7	Intangible assets - Allies/ECO

Opening balance	$675,000
Net movement during the period	(675,000)

Closing balance	$–

8	Investment in Zaboo Foods, Inc.

Opening balance	$1,000,000
Net movement during the period	–

Closing balance	$1,000,000

9	Notes payable - PLS

Opening balance	$995,500
Net movement in liabilities during the period	(82,626)
912,874

Less: current portion	(100,416)
Closing balance	$812,458

10	Notes payable - EPIC

Opening balance	$79,500
Net movement in liabilities during the period	(7,155)

Closing balance	$72,345

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11	Notes payable - RS

Opening balance	$2,125
Net movement in liabilities during the period	446

Closing balance	$2,571

12	Notes payable - Tucker

Opening balance	$1,428,986
Net movement in liabilities during the period	(414,406)

Closing balance	$1,014,580

13	Notes payable - JB

Opening balance	$6,000
Net movement in liabilities during the period	(1,140)

Closing balance	$4,860

14	Wells Fargo Loan

Opening balance	$8,092
Net movement in liabilities during the period	1,618

Closing balance	$9,710

15	Contingencies and Commitments

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As at the end of current reporting period, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.

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